UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     May 31, 2013

WESTERN ASSET

ADJUSTABLE RATE

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Adjustable Rate Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Adjustable Rate Income Fund for the twelve-month reporting period ended May 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

The Fund is managed by a broad team of investment professionals. Effective May 6, 2013, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Dennis J. McNamara, and Timothy J. Settel. Mr. Walsh has been a part of the portfolio management team for the Fund since 2006. Messrs. McNamara and Settel have been investment professionals for the Fund since 2012. Messrs. Walsh, McNamara and Settel have been employed by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, as investment professionals for at least the past five years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Adjustable Rate Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

Western Asset Adjustable Rate Income Fund	III

Investment commentary

Economic review

The U.S. economy expanded over the twelve months ended May 31, 2013, but the pace was generally far from robust. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was a tepid 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract over the next two months before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November. While manufacturing then expanded over the next five months, in May 2013 the PMI fell to 49.0, its lowest level since July 2009.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point

IV	Western Asset Adjustable Rate Income Fund

above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” These comments initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and recouped its losses in early July, the bond market has not rebounded as sharply. As a result, Treasury yields remain higher than they were prior to Chairman Bernanke’s press conference.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 5, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Adjustable Rate Income Fund	V

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund, under normal circumstances, invests at least 80% of its assets in adjustable-rate securities. Unlike fixed-rate securities, the interest rates of the Fund’s adjustable-rate securities are periodically readjusted (typically between one and thirty-six months) to reflect current changes in interest rates. Securities in which the Fund may invest include mortgage-backed securities (“MBS”) (including U.S. government and privately-issued MBS), asset-backed securities (“ABS”), collateralized mortgage obligations, mortgage-related derivative securities (including government stripped MBS), U.S. government securities, corporate loans and corporate debt securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable quality by Western Asset, but may invest up to 20% of its assets in below investment grade bonds. The Fund may invest up to 10% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value. Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationii) and for other purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and generally outperformed equal-duration Treasuries over the twelve months ended May 31, 2013. Risk aversion was prevalent at times given mixed economic data, contagion fears from the European sovereign debt crisis and uncertainties regarding future Federal Reserve Board (“Fed”)iii actions. However, periodic setbacks were often temporary in nature and spread sector demand was generally solid as investors looked to generate incremental yield in the low interest rate environment.

Both short- and long-term Treasury yields moved higher during the twelve months ended May 31, 2013. Two-year Treasury yields rose from 0.27% at the beginning of the period to 0.30% at the end of the period. Their peak of 0.30% occurred on several occasions and they were as low as 0.20% on April 29, 2013. Ten-year Treasury yields were 1.59% at the beginning of the period and peaked at 2.16% at the end of the period. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. The Barclays U.S. Aggregate Index, returned 0.92% for the twelve months ended May 31, 2013.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s exposures to ABS, investment grade corporate industrial bonds and cash. In contrast, we decreased our allocations to agency bonds and bank loans. Elsewhere, we adjusted the Fund’s duration positioning, from a slight long to a neutral position versus the benchmark.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	1

Fund overview (cont’d)

During the reporting period, we utilized U.S. Treasury futures and a U.S. Treasury swaption to manage the portfolio’s duration and yield curveiv positioning. The use of these derivative instruments contributed to performance.

Performance review

For the twelve months ended May 31, 2013, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 4.14%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexv, returned 0.13% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 2.22% over the same time frame.

Performance Snapshot as of May 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Adjustable Rate Income Fund:
Class A	1.64%	4.14%
Class C	1.20%	N/A
Class C1♦	1.37%	3.56%
Class I	1.74%	4.35%
Citigroup 6-Month U.S. Treasury Bill Index	0.06%	0.13%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.43%	2.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2013 for Class A, Class C, Class C1 and Class I shares were 0.26%, -0.57%, -0.30% and 0.47%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C shares would have been -1.12%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class C shares for the twelve-month period is not shown because this share class commenced operations on August 1, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2012, the gross total annual operating expense ratios for Class A, Class C, Class C1 and Class I shares were 0.81%, 1.75%, 1.40% and 0.55%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 282 funds for the six-month period and among the 267 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares (formerly Class C) continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Adjustable Rate Income Fund 2013 Annual Report

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.70% for Class C shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its overweights to non-agency and agency MBS. These sectors were supported by strong investor demand for higher yielding securities, as well as continued signs of a rebound in the housing market which helped encourage steady coupon and principal payments.

Overweight allocations to high-yield corporate bonds and investment grade corporate bonds were also additive for results. Individual high-yield corporate bond standouts included overweight positions in Energy Future Intermediate Holding Co., Univision Communications, Inc. and First Data Corp. Examples of investment grade corporate bonds that performed well were overweights in Morgan Stanley, Charter Communications and Goldman Sachs Group, Inc.

Elsewhere, overweight allocations to ABS and agency securities were rewarded as both sectors outperformed the benchmark.

Q. What were the leading detractors from performance?

A. The Fund significantly outperformed its benchmark during the reporting period. The only detractor from the Fund’s relative performance was its overweight exposure to high-yield corporate bonds issued by NewPage Corp. These bonds performed poorly and we exited the position during the period.

Thank you for your investment in Western Asset Adjustable Rate Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 14, 2013

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of

Western Asset Adjustable Rate Income Fund 2013 Annual Report	3

Fund overview (cont’d)

the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2013 were: Corporate Bonds & Notes (25.8%), Asset-Backed Securities (24.0%), U.S. Government & Agency Obligations (23.3%), Collateralized Mortgage Obligations (20.0%) and Collateralized Senior Loans (2.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

4	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and May 31, 2012 and does not include derivatives, such as futures contracts and written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2012 and held for the six months ended May 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.64%	$1,000.00	$1,016.40	0.84%	$4.22	Class A	5.00%	$1,000.00	$1,020.74	0.84%	$4.23
Class C	1.20	1,000.00	1,012.00	1.68	8.43	Class C	5.00	1,000.00	1,016.55	1.68	8.45
Class C1	1.37	1,000.00	1,013.70	1.42	7.13	Class C1	5.00	1,000.00	1,017.85	1.42	7.14
Class I	1.74	1,000.00	1,017.40	0.65	3.27	Class I	5.00	1,000.00	1,021.69	0.65	3.28

[1]	For the six months ended May 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

6	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C†	Class C1♦	Class I
Twelve Months Ended 5/31/13	4.14%	N/A	3.56%	4.35%
Five Years Ended 5/31/13	2.17	N/A	1.62	2.34
Ten Years Ended 5/31/13	1.85	N/A	1.30	2.06
Inception* through 5/31/13	3.13	2.36%	3.02	2.09

With sales charges[2]	Class A	Class C†	Class C1	Class I
Twelve Months Ended 5/31/13	1.80%	N/A	3.56%	4.35%
Five Years Ended 5/31/13	1.71	N/A	1.62	2.34
Ten Years Ended 5/31/13	1.61	N/A	1.30	2.06
Inception* through 5/31/13	2.98	1.36%	3.02	2.09

Cumulative total returns
Without sales charges[1]
Class A (5/31/03 through 5/31/13)	20.09%
Class C (Inception date of 8/1/12 through 5/31/13)	2.36
Class C1 (5/31/03 through 5/31/13)	13.77
Class I (5/31/03 through 5/31/13)	22.61

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, Class C, Class C1 and Class I shares are April 18, 1997, August 1, 2012, June 22, 1992 and October 17, 2002, respectively.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C1♦ shares of Western Asset Adjustable Rate Income Fund vs. Citigroup 6-Month U.S. Treasury Bill Index† — May 2003 - May 2013

Value of $1,000,000 invested in

Class I shares of Western Asset Adjustable Rate Income Fund vs. Citigroup 6-Month U.S. Treasury Bill Index† — May 2003 - May 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and Class C1 shares and $1,000,000 invested in Class I shares of Western Asset Adjustable Rate Income Fund on May 31, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment as applicable in the Citigroup 6-Month U.S. Treasury Bill Index. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, C1 and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

8	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
WA ARI	— Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

Western Asset Adjustable Rate Income Fund 2013 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — May 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
WA ARI	— Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

10	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Schedule of investments

May 31, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 25.8%
Consumer Discretionary — 2.0%
Automobiles — 1.2%
Daimler Finance NA LLC, Senior Notes	1.480%	9/13/13	$650,000	$651,645	(a)(b)
Daimler Finance NA LLC, Senior Notes	1.059%	4/10/14	150,000	150,667	(a)(b)
Daimler Finance NA LLC, Senior Notes	0.879%	1/9/15	570,000	572,125	(a)(b)
Volkswagen International Finance NV, Senior Notes	1.032%	3/21/14	230,000	231,040	(a)(b)
Volkswagen International Finance NV, Senior Notes	0.894%	4/1/14	840,000	842,102	(a)(b)
Total Automobiles				2,447,579
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	22,600
Hotels, Restaurants & Leisure — 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	41,900
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	20,000	19,350	(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	42,745	45,791	(b)(c)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	20,000	22,900	(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	7,000	7,928
Total Hotels, Restaurants & Leisure				137,869
Media — 0.3%
NBCUniversal Enterprise Inc., Senior Notes	0.817%	4/15/16	570,000	573,104	(a)(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	21,400	(b)
Total Media				594,504
Multiline Retail — 0.4%
Target Corp., Senior Notes	0.447%	7/18/14	810,000	811,770	(a)
Total Consumer Discretionary				4,014,322
Consumer Staples — 1.5%
Beverages — 0.5%
Coca-Cola Co., Senior Notes	0.231%	3/14/14	800,000	799,947	(a)
Coca-Cola Co., Senior Notes	0.264%	3/5/15	200,000	200,018	(a)
Total Beverages				999,965
Food & Staples Retailing — 0.9%
General Mills Inc., Senoir Notes	0.576%	1/29/16	1,180,000	1,181,755	(a)
Safeway Inc., Senior Notes	1.780%	12/12/13	670,000	674,077	(a)
Total Food & Staples Retailing				1,855,832
Food Products — 0.1%
Campbell Soup Co., Senior Notes	0.574%	8/1/14	310,000	310,530	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	11

Schedule of investments (cont’d)

May 31, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	$10,000	$10,562
Total Consumer Staples				3,176,889
Energy — 0.7%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	15,000	16,200	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	91,575
Total Energy Equipment & Services				107,775
Oil, Gas & Consumable Fuels — 0.6%
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	44,400
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	160,165
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	69,670	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	11,325
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	21,300
Total Capital Canada Ltd., Senior Notes	0.657%	1/15/16	1,050,000	1,055,616	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	37,000	49,542
Total Oil, Gas & Consumable Fuels				1,412,018
Total Energy				1,519,793
Financials — 14.9%
Capital Markets — 3.2%
Credit Suisse AG, Senior Notes	1.237%	1/14/14	2,750,000	2,764,289	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	500,000	508,513	(b)
Goldman Sachs Group Inc., Senior Notes	1.273%	2/7/14	1,250,000	1,256,200	(a)
Morgan Stanley, Medium-Term Notes	0.579%	1/9/14	2,000,000	1,997,352	(a)
Total Capital Markets				6,526,354
Commercial Banks — 5.9%
BNP Paribas SA, Senior Notes	1.179%	1/10/14	550,000	552,062	(a)
Commonwealth Bank of Australia, Senior Notes	1.080%	9/18/15	850,000	859,199	(a)(b)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	0.760%	3/18/16	1,030,000	1,035,266	(a)
Danske Bank A/S, Senior Notes	1.327%	4/14/14	690,000	693,397	(a)(b)
Dexia Credit Local, Senior Notes	0.756%	4/29/14	910,000	911,134	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,162,162	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	520,174	(b)
HSBC Bank PLC, Senior Notes	0.915%	5/15/18	1,030,000	1,033,505	(a)(b)
Nordea Eiendomskreditt AS, Secured Bonds	0.700%	4/7/14	390,000	391,268	(a)(b)
Royal Bank of Canada, Senior Notes	0.650%	3/8/16	910,000	912,365	(a)
Wachovia Corp., Senior Notes	0.464%	8/1/13	1,250,000	1,250,830	(a)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,641,217	(b)

See Notes to Financial Statements.

12	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Westpac Banking Corp., Senior Notes	1.044%	9/25/15	$1,140,000	$1,154,032	(a)
Total Commercial Banks				12,116,611
Consumer Finance — 1.8%
American Express Co., Senior Notes	0.863%	5/22/18	1,130,000	1,133,802	(a)
American Honda Finance Corp., Bonds	0.725%	5/8/14	1,100,000	1,104,591	(a)(b)
PACCAR Financial Corp., Senior Notes	0.545%	2/8/16	390,000	391,827	(a)
Toyota Motor Credit Corp., Senior Notes	0.446%	1/23/15	1,030,000	1,031,293	(a)
Total Consumer Finance				3,661,513
Diversified Financial Services — 3.2%
Bank of America Corp., Senior Notes	1.104%	3/22/16	1,540,000	1,541,911	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	689,099
General Electric Capital Corp., Senior Notes	0.975%	4/24/14	2,100,000	2,113,320	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	166,425
NCUA Guaranteed Notes, Senior Notes	0.219%	6/12/13	780,000	780,008	(a)
SSIF Nevada LP, Senior Notes	0.977%	4/14/14	1,400,000	1,407,504	(a)(b)
Total Diversified Financial Services				6,698,267
Insurance — 0.8%
American International Group Inc., Senior Notes	3.750%	11/30/13	620,000	629,624	(b)
MetLife Inc., Senior Notes	1.523%	8/6/13	800,000	801,667	(a)
Metropolitan Life Global Funding I, Senior Secured Notes	0.630%	3/19/14	300,000	300,725	(a)(b)
Total Insurance				1,732,016
Total Financials				30,734,761
Health Care — 1.1%
Health Care Providers & Services — 0.0%
US Oncology Inc. Escrow	—	—	20,000	875	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	21,325
Total Health Care Providers & Services				22,200
Pharmaceuticals — 1.1%
AbbVie Inc., Senior Notes	1.033%	11/6/15	1,290,000	1,304,796	(a)(b)
Johnson & Johnson, Senior Notes	0.365%	5/15/14	900,000	901,460	(a)
Total Pharmaceuticals				2,206,256
Total Health Care				2,228,456
Industrials — 1.4%
Aerospace & Defense — 0.9%
Boeing Co., Senior Notes	0.283%	11/3/14	1,030,000	1,030,791	(a)
United Technologies Corp., Senior Notes	0.557%	12/2/13	780,000	781,130	(a)
Total Aerospace & Defense				1,811,921

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	13

Schedule of investments (cont’d)

May 31, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	$37,000	$37,462	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	18,420	20,400
Total Airlines				57,862
Machinery — 0.5%
John Deere Capital Corp., Senior Notes	0.404%	1/12/15	1,050,000	1,050,588	(a)
Total Industrials				2,920,371
Information Technology — 0.7%
Computers & Peripherals — 0.6%
Apple Inc., Senior Notes	0.323%	5/3/16	1,230,000	1,231,597	(a)
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	147,000	(b)
Total Information Technology				1,378,597
Materials — 0.1%
Paper & Forest Products — 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	57,625
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	33,300
Total Materials				90,925
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 1.9%
AT&T Inc., Senior Notes	0.660%	2/12/16	850,000	851,617	(a)
British Telecommunications PLC, Senior Notes	1.405%	12/20/13	900,000	904,953	(a)
Qwest Corp., Senior Notes	3.530%	6/15/13	180,000	180,083	(a)
Verizon Communications Inc., Senior Notes	0.894%	3/28/14	1,350,000	1,355,347	(a)
Verizon Communications Inc., Senior Notes	0.481%	3/6/15	750,000	749,020	(a)(b)
Total Diversified Telecommunication Services				4,041,020
Wireless Telecommunication Services — 0.5%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	190,950
Vodafone Group PLC, Senior Notes	0.659%	2/19/16	800,000	801,322	(a)
Total Wireless Telecommunication Services				992,272
Total Telecommunication Services				5,033,292
Utilities — 1.0%
Electric Utilities — 0.1%
DPL Inc., Senior Notes	7.250%	10/15/21	110,000	119,350
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	7.750%	10/15/15	124,000	138,260
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	832,650
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	110,156
Total Independent Power Producers & Energy Traders				1,081,066

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — 0.4%
DTE Energy Co., Senior Notes	0.987%	6/3/13	$370,000	$370,000	(a)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	489,352
Total Multi-Utilities				859,352
Total Utilities				2,059,768
Total Corporate Bonds & Notes (Cost — $52,818,740)				53,157,174
Asset-Backed Securities — 24.0%
Access Group Inc., 2005-1 A2	0.394%	3/23/20	716,753	715,303	(a)
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	938,034	938,318
American Express Credit Account Master Trust, 2011-2 A	0.319%	6/15/16	2,200,000	2,200,426	(a)
American Express Credit Account Master Trust, 2012-3 A	0.349%	3/15/18	2,020,000	2,022,438	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.243%	7/25/32	1,092,732	1,040,376	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.893%	8/25/32	324,914	309,361	(a)
Atrium CDO Corp., 5A A1	0.524%	7/20/20	697,903	684,750	(a)(b)
Ballyrock Ltd., 2006-1A A	0.493%	8/28/19	329,090	328,909	(a)(b)
Black Diamond CLO Ltd., 2005-1A A1	0.550%	6/20/17	148,660	148,614	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.404%	12/26/19	1,040,000	1,035,883	(a)
Business Loan Express, 2001-2A A	0.773%	1/25/28	483,850	358,291	(a)(b)
Business Loan Express, 2002-1A A	0.743%	7/25/28	371,381	324,742	(a)(b)
Business Loan Express, 2002-AA A	0.843%	6/25/28	270,004	199,938	(a)(b)
Business Loan Express, 2003-AA A	1.149%	5/15/29	710,908	454,981	(a)(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	496,307	496,781
Chase Issuance Trust, 2011-A3 A3	0.319%	12/15/15	400,000	400,097	(a)
Chase Issuance Trust, 2012-A1 A1	0.299%	5/16/16	1,700,000	1,701,153	(a)
Chase Issuance Trust, 2012-A9 A9	0.349%	10/16/17	950,000	951,480	(a)
Citibank Credit Card Issuance 04/17 1	0.298%	4/24/17	1,700,000	1,700,567	(a)
ColumbusNova CLO Ltd. 2007-I, 2007-1A A1	0.524%	5/16/19	681,835	676,526	(a)(b)
Dryden Senior Loan Fund, 2013-28A X	0.275%	8/15/16	500,000	500,000	(a)(b)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	400,000	400,265
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	1,200,000	1,202,964
Ford Credit Auto Owner Trust, 2012-C A2	0.470%	4/15/15	576,866	577,204
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	998,039	998,190
Ford Credit Auto Owner Trust, 2013-B A2	0.380%	2/15/16	520,000	519,826
Ford Credit Auto Owner Trust, 2013-B A3	0.570%	10/15/17	810,000	808,370
GSAMP Trust, 2006-SEA1 A	0.493%	5/25/36	953,390	939,211	(a)(b)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	550,000	550,506	(b)
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	654,038	654,588
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	900,000	902,948
Honda Auto Receivables Owner Trust, 2012-3 A2	0.460%	12/15/14	955,591	956,064

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	15

Schedule of investments (cont’d)

May 31, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Honda Auto Receivables Owner Trust, 2012-4 A2	0.400%	4/20/15	$1,500,000	$1,500,352
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	197,144	197,210
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	400,000	399,819
NCUA Guaranteed Notes, 2010-A1 A	0.548%	12/7/20	2,356,165	2,362,904	(a)
New Century Home Equity Loan Trust, 2004-2 M2	1.123%	8/25/34	2,386,764	2,233,595	(a)
Nissan Auto Lease Trust, 2013-A A2A	0.450%	9/15/15	1,360,000	1,359,320
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	350,000	351,017
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	921,815	921,919
Nissan Auto Receivables Owner Trust, 2013-A A2	0.370%	9/15/15	1,350,000	1,350,070
Northstar Education Finance Inc., 2005-1 A1	0.376%	10/28/26	281,305	281,289	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.618%	5/25/33	499,279	418,726	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.053%	6/25/33	665,935	642,489	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.633%	8/25/33	653,109	620,311	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.693%	12/25/33	1,735,804	1,741,563	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	17,711	17,578
SACO I Trust, 2006-5 1A	0.493%	4/25/36	399,238	273,438	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.243%	6/25/33	568,435	527,633	(a)
SLM Student Loan Trust, 2003-11 A4	0.470%	6/15/20	89,628	89,680	(a)
SLM Student Loan Trust, 2004-02 A4	0.406%	10/25/19	294,676	294,877	(a)
SLM Student Loan Trust, 2004-04 A4	0.406%	1/25/19	652,676	652,906	(a)
SLM Student Loan Trust, 2005-05 A2	0.356%	10/25/21	92,636	92,604	(a)
SLM Student Loan Trust, 2006-04 A4	0.356%	4/25/23	150,769	150,772	(a)
SLM Student Loan Trust, 2007-02 A2	0.276%	7/25/17	338,024	337,637	(a)
SLM Student Loan Trust, 2008-05 A2	1.376%	10/25/16	140,392	140,661	(a)
SLM Student Loan Trust, 2011-B A1	1.049%	12/16/24	534,592	537,863	(a)(b)
SLM Student Loan Trust, 2012-05 A1	0.393%	11/25/16	811,887	812,055	(a)
SLM Student Loan Trust, 2012-06 A1	0.353%	2/27/17	366,890	366,911	(a)
SLM Student Loan Trust, 2012-07 A1	0.353%	2/27/17	1,117,065	1,117,499	(a)
SLM Student Loan Trust, 2012-A A1	1.599%	8/15/25	803,236	815,359	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.299%	12/15/21	469,422	473,092	(a)(b)
SLM Student Loan Trust, 2012-C A1	1.299%	8/15/23	596,810	602,573	(a)(b)
SLM Student Loan Trust, 2013-A A1	0.799%	8/15/22	429,302	429,569	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.873%	1/25/34	118,169	108,663	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.873%	1/25/33	423,450	421,935	(a)
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	159,480	159,427
Venture CDO Ltd., 2013-13A AX	1.619%	6/10/25	250,000	242,750	(a)(b)
Volkswagen Auto Lease Trust, 2012-A A2	0.660%	11/20/14	547,397	548,014

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	$200,000	$200,880
Total Asset-Backed Securities (Cost — $50,471,985)				49,494,030
Collateralized Mortgage Obligations — 20.0%
American Home Mortgage Assets, 2006-4 1A12	0.403%	10/25/46	3,138,445	2,222,301	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.747%	3/25/33	39,051	39,864	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.693%	3/25/35	459,208	453,703	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.786%	2/25/35	482,221	421,052	(a)
Bear Stearns ARM Trust, 2006-04 1A1	2.795%	10/25/36	259,181	216,959	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.293%	10/25/33	1,460,628	1,335,243	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.493%	8/25/35	11,838	10,739	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.483%	10/25/35	38,089	33,922	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.393%	1/25/36	16,610	14,441	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.423%	7/25/36	95,047	83,634	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.693%	12/25/17	368,443	356,399	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.987%	9/25/33	531,090	534,129	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.643%	6/25/34	522,653	509,566	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.748%	2/25/48	337,385	337,879	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.898%	12/29/45	913,014	919,861	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.060%	6/1/28	212,653	205,153	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.549%	11/15/40	814,299	817,620	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T06 A3	3.930%	1/25/28	340,718	364,006	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.337%	3/25/42	2,287,662	2,417,707	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T03 2A	3.146%	8/25/43	2,181,713	2,308,637	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.657%	3/25/27	476,258	470,432	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.493%	10/25/35	448,421	448,800	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.593%	8/25/33	994,336	997,444	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.056%	8/25/42	1,913,561	2,024,341	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.593%	5/25/42	268,897	267,538	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	2.855%	6/25/30	483,943	499,246	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.972%	4/18/29	250,348	408	(a)(d)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	17

Schedule of investments (cont’d)

May 31, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H07 FA	0.704%	2/20/61	$611,170	$613,628	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.898%	3/20/23	393,142	377,476	(a)(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	840,000	843,103	(a)(b)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.718%	6/19/34	897,935	794,631	(a)
IMPAC CMB Trust, 2003-8 1A2	1.193%	10/25/33	68,801	65,446	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.993%	11/25/34	217,261	208,827	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.752%	10/25/35	1,565,311	1,375,036	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.178%	9/15/29	246,953	6,010	(a)(b)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.419%	10/15/35	1,043,449	39,609	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.523%	2/25/35	252,841	253,912	(a)
Merrill Lynch Mortgage Trust, 2003-KEY1 A4	5.236%	11/12/35	506,704	511,689	(a)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	527,045	538,956	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.648%	1/8/20	582,036	583,671	(a)
New York Mortgage Trust Inc., 2005-2 A	0.523%	8/25/35	732,209	697,079	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.873%	12/25/33	1,131,855	1,141,397	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	14,753	16,095
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	20,799	20,543
Residential Asset Securitization Trust, 2003-A5 A5	0.693%	6/25/33	155,894	154,655	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.643%	11/25/33	437,136	404,142	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.593%	5/25/34	408,060	387,900	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.081%	9/20/32	428,003	407,828	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.858%	6/20/33	383,557	386,322	(a)
Structured ARM Loan Trust, 2004-01 2A	0.503%	2/25/34	223,779	210,244	(a)
Structured ARM Loan Trust, 2004-02 1A1	2.987%	3/25/34	646,309	641,391	(a)
Structured ARM Loan Trust, 2004-17 A1	1.142%	11/25/34	842,743	837,593	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.793%	7/25/32	555,571	518,685	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.573%	12/27/35	170,794	4,018	(a)
Structured Asset Securities Corp., 1998-03 M1	1.193%	3/25/28	796,669	773,985	(a)
Structured Asset Securities Corp., 1998-08 M1	1.133%	8/25/28	1,544,154	1,524,136	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.075%	6/25/32	116,386	116,814	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.868%	9/25/32	68,771	68,974	(a)
Structured Asset Securities Corp., 2003-08 2A9	0.693%	4/25/33	132,482	130,347	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.482%	6/25/35	1,344,886	1,202,141	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.093%	3/25/44	187,145	179,340	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.941%	8/20/35	875,002	776,493	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.343%	6/25/33	991,334	968,297	(a)

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.573%	4/25/44	$543,126	$525,786	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.133%	8/25/46	1,374,982	908,822	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.154%	7/25/46	2,776,880	2,260,344	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1	2.679%	11/25/34	1,343,729	1,375,230	(a)
Total Collateralized Mortgage Obligations (Cost — $43,205,545)				41,161,619
Collateralized Senior Loans — 2.4%
Consumer Discretionary — 2.2%
Hotels, Restaurants & Leisure — 1.2%
Aramark Corp., Extended Term Loan B	3.694%	7/26/16	608,838	616,141	(e)
Aramark Corp., Extended Term Loan C	3.694-3.784%	7/26/16	258,901	262,136	(e)
Aramark Corp., Non Extended Synthetic Letter of Credit	2.078%	1/27/14	20,857	21,091	(e)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	9,803	10,048	(e)
Golden Nugget Inc., New Delayed Draw Term Loan	3.200%	6/30/14	992,857	962,575	(e)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.700%	11/23/16	106,701	106,948	(e)
Las Vegas Sands LLC, Extended Term Loan B	2.700%	11/23/16	426,432	427,421	(e)
Total Hotels, Restaurants & Leisure				2,406,360
Media — 0.6%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.700%	7/5/17	659,752	520,709	(e)
Univision Communications Inc., Extended Term Loan	4.750%	3/2/20	698,841	698,549	(e)
UPC Financing Partnership, Term Loan T	3.250%	12/30/16	85,406	85,919	(e)
Total Media				1,305,177
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Extended Term Loan	4.000%	5/16/18	925,000	926,817	(e)
Total Consumer Discretionary				4,638,354
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Extended Term Loan B	4.195%	3/23/18	395,228	394,310	(e)
Total Collateralized Senior Loans (Cost — $5,132,302)				5,032,664
U.S. Government & Agency Obligations — 23.3%
U.S. Government Agencies — 22.3%
Federal Farm Credit Bank (FFCB), Bonds	0.310%	10/15/13	2,000,000	2,001,214	(a)
Federal Home Loan Bank (FHLB), Bonds	0.190%	8/1/13	2,500,000	2,500,220	(a)
Federal Home Loan Bank (FHLB), Bonds	0.260%	1/2/14	2,250,000	2,251,418	(a)
Federal Home Loan Bank (FHLB), Bonds	0.093%	1/3/14	4,000,000	4,000,016	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	19

Schedule of investments (cont’d)

May 31, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.707%	8/1/29	$36,317	$37,674	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	204,388	205,192	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.100%	8/1/32	30,793	30,997	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	93,533	100,095	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.464%	7/1/29	223,145	238,513	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.526%	7/1/29	87,304	93,351	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.100%	7/1/33	641,536	679,566	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.478%	8/1/25	54,184	54,886	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.000%	12/1/30	39,877	40,720	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,457	2,845
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.148%	6/3/13	600,000	600,000	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.168%	11/4/13	2,250,000	2,250,738	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.198%	12/5/14	2,000,000	2,001,632	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.351%	12/1/23	119,181	126,791	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	1.909%	2/1/24	69,314	70,265	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.154%	4/1/26	303,431	323,924	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.276%	6/1/29	711,439	763,533	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.503%	7/1/29	247,111	263,466	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.409%	3/1/31	115,456	123,129	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	4,267	4,308	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.581%	3/1/33	1,422,214	1,515,822	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.401%	10/1/33	287,969	305,425	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.914%	5/1/33	693,766	739,697	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.576%	7/1/27	50,213	50,788	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.204%	12/1/30	127,299	129,442	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.465%	2/1/31	644,444	696,270	(a)
Federal National Mortgage Association (FNMA), Bonds	2.037%	4/1/33	320,441	337,391	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.364%	5/1/30	323,999	329,040	(a)

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Notes	0.375%	12/21/15	$6,000,000	$5,989,794
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.395%	11/1/18	121,504	129,888	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.326%	4/1/20	17,792	18,772	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.416%	7/1/21	48,182	48,497	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.403%	8/1/22	29,787	31,921	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.602%	7/1/23	52,490	56,245	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.165%	8/1/23	37,416	37,711	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.517%	2/1/24	118,294	126,190	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.198%	4/1/25	319,126	339,879	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.294%	12/1/25	49,788	52,999	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.486%	1/1/27	131,770	140,779	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	7/1/27	230,733	247,658	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.615%	8/1/27	83,709	86,116	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.200%	2/1/28	26,264	27,919	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.429%	3/1/28	63,488	64,766	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.547%	2/1/29	191,974	204,691	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	8/1/29	299,983	320,754	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.392%	11/1/29	312,794	334,463	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	1/1/30	150,639	154,257	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.676%	12/1/30	543,429	582,914	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	177,209	188,985	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	161,303	171,644	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	21

Schedule of investments (cont’d)

May 31, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.395%	3/1/31	$98,947	$105,869	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.173%	4/1/31	254,650	270,067	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.264%	4/1/31	56,328	59,362	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.354%	7/1/31	96,479	101,071	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.390%	9/1/31	74,351	79,124	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	90,173	95,393	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.688%	10/1/31	150,276	152,097	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.125%	6/1/32	58,689	59,260	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.455%	7/1/32	333,664	342,669	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.145%	9/1/32	368,168	390,302	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.325%	12/1/32	538,639	549,141	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	142,957	146,506	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.540%	1/1/33	245,728	246,442	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.384%	5/1/33	458,139	489,550	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.707%	8/1/32	201,897	215,114	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.413%	12/1/20	274,394	275,529	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.450%	6/1/24	8,685	8,746	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.250%	7/1/24	223,750	232,623	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.129%	9/1/24	611,976	634,850	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.136%	9/1/24	198,734	203,538	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.875%	11/1/31	67,024	68,930	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.082%	1/1/33	257,140	272,004	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.157%	5/1/33	1,366,095	1,426,550	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.077%	6/1/33	591,589	624,233	(a)

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Three Year CMT ARM	4.636%	6/1/30	$918,995	$988,038	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	48,848	51,327	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	6/20/17	78,514	82,394	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	333,140	349,326	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	93,029	97,766	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	118,554	124,571	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	6/20/22	690,425	724,545	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	8/20/22	175,819	184,069	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	447,792	468,280	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	244,849	256,052	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	90,392	94,527	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/23	147,219	154,494	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	1/20/24	113,826	119,172	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	3/20/24	240,764	252,070	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/26	147,593	154,887	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	9/20/27	282,781	296,049	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	297,829	311,456	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	4/20/32	347,059	364,211	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/32	118,379	124,230	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	7/20/32	821,419	859,960	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	8/20/32	543,600	569,105	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	23

Schedule of investments (cont’d)

May 31, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	9/20/32	$111,887	$117,137	(a)
Total U.S. Government Agencies				46,017,846
U.S. Government Obligations — 1.0%
U.S. Treasury Notes	0.375%	3/15/16	2,000,000	1,994,844
Total U.S. Government & Agency Obligations (Cost — $47,242,228)				48,012,690

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,545	276,334	*
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	20,396	*(d)(f)
Total Common Stocks (Cost — $311,763)				296,730
Total Investments before Short-Term Investments (Cost — $199,182,563)				197,154,907

			Face Amount
Short-Term Investments — 4.2%
Repurchase Agreements — 4.2%
Barclays Capital Inc., repurchase agreement dated 5/31/13; Proceeds at maturity — $5,900,010; (Fully collateralized by U.S. government obligations, 0.625% due 9/30/17; Market value — $6,018,090)	0.020%	6/3/13	$5,900,000	5,900,000
State Street Bank & Trust Co. repurchase agreement dated 5/31/13; Proceeds at maturity — $2,872,002 (Fully collateralized by U.S. Treasury Notes, 0.625% due 5/31/17; Market Value — $2,930,505)	0.010%	6/3/13	2,872,000	2,872,000
Total Short-Term Investments (Cost — $8,772,000)				8,772,000
Total Investments — 99.8% (Cost — $207,954,563#)				205,926,907
Other Assets in Excess of Liabilities — 0.2%				400,058
Total Net Assets — 100.0%				$206,326,965

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Payment-in-kind security for which all or part of the income earned may be paid as additional principal.

(d)	Illiquid security (unaudited).

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Western Asset Adjustable Rate Income Fund

(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $208,779,642.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	25

Statement of assets and liabilities

May 31, 2013

Assets:
Investments, at value (Cost — $207,954,563)	$205,926,907
Cash	158,996
Receivable for securities sold	1,204,267
Interest receivable	331,548
Principal paydown receivable	1,409
Receivable for Fund shares sold	145,343
Deposits with brokers for open futures contracts	25,392
Receivable from broker — variation margin on open futures contracts	1,680
Prepaid expenses	37,229
Other receivables	25,809
Total Assets	207,858,580

Liabilities:
Payable for securities purchased	1,190,422
Investment management fee payable	78,521
Service and/or distribution fees payable	61,861
Payable for Fund shares repurchased	61,377
Distributions payable	1,634
Accrued expenses	137,800
Total Liabilities	1,531,615
Total Net Assets	$206,326,965

Net Assets:
Par value (Note 7)	$230
Paid-in capital in excess of par value	243,490,934
Undistributed net investment income	102,563
Accumulated net realized loss on investments, futures contracts and written options	(35,239,128)
Net unrealized depreciation on investments and futures contracts	(2,027,634)
Total Net Assets	$206,326,965

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Shares Outstanding:
Class A	15,718,457
Class C	48,329
Class C1	5,529,746
Class I	1,674,283

Net Asset Value:
Class A (and redemption price)	$9.00
Class C *	$8.99
Class C1 (and redemption price)	$8.95
Class I (and redemption price)	$8.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.21

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	27

Statement of operations

For the Year Ended May 31, 2013

Investment Income:
Interest	$3,468,616
Dividends	75
Less: Foreign taxes withheld	(37)
Total Investment Income	3,468,654

Expenses:
Investment management fee (Note 2)	993,698
Service and/or distribution fees (Notes 2 and 5)	771,111
Transfer agent fees (Note 5)	95,746
Registration fees	73,545
Shareholder reports	45,032
Audit and tax	42,328
Legal fees	38,084
Fund accounting fees	21,260
Insurance	5,976
Trustees’ fees	3,410
Custody fees	2,556
Miscellaneous expenses	7,478
Total Expenses	2,100,224
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(310)
Net Expenses	2,099,914
Net Investment Income	1,368,740

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,569,662)
Futures contracts	(9,312)
Written options	243,768
Net Realized Loss	(4,335,206)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,498,408
Futures contracts	6,507
Written options	(193,372)
Change in Net Unrealized Appreciation (Depreciation)	11,311,543
Net Gain on Investments, Futures Contracts and Written Options	6,976,337
Increase in Net Assets from Operations	$8,345,077

See Notes to Financial Statements.

28	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2013	2012

Operations:
Net investment income	$1,368,740	$1,856,278
Net realized loss	(4,335,206)	(3,202,348)
Change in net unrealized appreciation (depreciation)	11,311,543	2,179,855
Increase in Net Assets From Operations	8,345,077	833,785

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,372,305)	(2,111,169)
Decrease in Net Assets From Distributions to Shareholders	(1,372,305)	(2,111,169)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,687,407	12,947,111
Reinvestment of distributions	1,341,120	2,066,569
Cost of shares repurchased	(36,763,804)	(52,702,042)
Decrease in Net Assets From Fund Share Transactions	(23,735,277)	(37,688,362)
Decrease in Net Assets	(16,762,505)	(38,965,746)

Net Assets:
Beginning of year	223,089,470	262,055,216
End of year*	$206,326,965	$223,089,470
* Includes undistributed net investment income of:	$102,563	$79,326

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$8.71	$8.74	$8.44	$7.56	$8.83

Income (loss) from operations:
Net investment income	0.07	0.08	0.09	0.11	0.27
Net realized and unrealized gain (loss)	0.29	(0.02)	0.35	0.90	(1.25)
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income (loss) from operations	0.36	0.06	0.44	1.03	(0.98)

Less distributions from:
Net investment income	(0.07)	(0.09)	(0.14)	(0.15)	(0.29)
Total distributions	(0.07)	(0.09)	(0.14)	(0.15)	(0.29)

Net asset value, end of year	$9.00	$8.71	$8.74	$8.44	$7.56
Total return[2]	4.14%	0.69%	5.20%	13.66%[3]	(11.20)%

Net assets, end of year (millions)	$141	$152	$171	$170	$162

Ratios to average net assets:
Gross expenses	0.85%	0.91%	0.90%	0.90%	0.87%
Net expenses[4]	0.85	0.91	0.90	0.90	0.87
Net investment income	0.78	0.93	1.03	1.37	3.46

Portfolio turnover rate	39%	30%	43%	53%	23%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%. Class A received $440,897 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% for the year ended May 31, 2009.

See Notes to Financial Statements.

30	Western Asset Adjustable Rate Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2013[2]

Net asset value, beginning of period	$8.79

Income (loss) from operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.22
Total income from operations	0.21

Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)

Net asset value, end of period	$8.99
Total return[3]	2.36%

Net assets, end of period (000s)	$434

Ratios to average net assets:
Gross expenses[4]	1.83%
Net expenses[4,5,6]	1.66
Net investment loss[4]	(0.08)

Portfolio turnover rate	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) through May 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1♦ Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$8.66	$8.70	$8.41	$7.52	$8.78

Income (loss) from operations:
Net investment income	0.02	0.03	0.04	0.07	0.23
Net realized and unrealized gain (loss)	0.29	(0.03)	0.35	0.89	(1.25)
Proceeds from settlement of a regulatory matter	—	—	—	0.03	—
Total income (loss) from operations	0.31	0.00	0.39	0.99	(1.02)

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.10)	(0.10)	(0.24)
Total distributions	(0.02)	(0.04)	(0.10)	(0.10)	(0.24)

Net asset value, end of year	$8.95	$8.66	$8.70	$8.41	$7.52
Total return[2]	3.56%	0.00%[3]	4.65%	13.21%[4]	(11.69)%

Net assets, end of year (millions)	$49	$58	$75	$74	$68

Ratios to average net assets:
Gross expenses	1.44%	1.50%	1.48%	1.47%	1.45%
Net expenses[5]	1.44	1.50	1.48	1.47	1.45
Net investment income	0.20	0.35	0.46	0.79	2.93

Portfolio turnover rate	39%	30%	43%	53%	23%[6]

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Amount represents less than 0.005%.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%. Class C1 received $296,958 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% for the year ended May 31, 2009.

See Notes to Financial Statements.

32	Western Asset Adjustable Rate Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$8.69	$8.72	$8.41	$7.55	$8.81

Income (loss) from operations:
Net investment income	0.09	0.10	0.10	0.13	0.31
Net realized and unrealized gain (loss)	0.29	(0.02)	0.34	0.89	(1.26)
Total income (loss) from operations	0.38	0.08	0.44	1.02	(0.95)

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.13)	(0.16)	(0.31)
Total distributions	(0.09)	(0.11)	(0.13)	(0.16)	(0.31)

Net asset value, end of year	$8.98	$8.69	$8.72	$8.41	$7.55
Total return[2]	4.35%	0.95%	5.23%	13.63%	(10.88)%

Net assets, end of year (000s)	$15,029	$13,344	$15,814	$14,795	$8,588

Ratios to average net assets:
Gross expenses	0.65%	0.65%	0.73%	0.73%	0.61%
Net expenses[3]	0.65 [4]	0.65 [4]	0.73 [4]	0.71 [4,5]	0.61
Net investment income	0.98	1.19	1.16	1.59	3.82

Portfolio turnover rate	39%	30%	43%	53%	23%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85% through July 31, 2012. Effective August 1, 2012, the expense limitation did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% for the year ended May 31, 2009.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (formerly Legg Mason Western Asset Adjustable Rate Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow

34	Western Asset Adjustable Rate Income Fund 2013 Annual Report

analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$53,157,174	—	$53,157,174
Asset-backed securities	—	49,494,030	—	49,494,030
Collateralized mortgage obligations	—	41,161,619	—	41,161,619
Collateralized senior loans	—	5,032,664	—	5,032,664
U.S. government & agency obligations	—	48,012,690	—	48,012,690
Common stocks	$276,334	—	$20,396	296,730
Total long-term investments	$276,334	$196,858,177	$20,396	$197,154,907
Short-term investments†	—	8,772,000	—	8,772,000
Total investments	$276,334	$205,630,177	$20,396	$205,926,907
Other financial instruments:
Futures contracts	$3,309	—	—	$3,309
Total	$279,643	$205,630,177	$20,396	$205,930,216

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$3,287	—	—	$3,287

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

36	Western Asset Adjustable Rate Income Fund 2013 Annual Report

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt

38	Western Asset Adjustable Rate Income Fund 2013 Annual Report

obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

40	Western Asset Adjustable Rate Income Fund 2013 Annual Report

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$8,149,308	$(8,149,308)
(b)	$26,802	(26,802)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryforward.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Prior to August 1, 2012, under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Prior to August 1, 2012, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. Effective August 1, 2012, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class C and Class I shares did not exceed 1.70% and 0.65% respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applied if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. There is no CDSC on Class C1 shares (On August 1, 2012, Class C shares were reclassified as Class C1 shares). However, if you exchange Class C1 shares (formerly Class C shares) that were not subject to a CDSC when initially purchased for Class C1 shares (formerly Class C shares) of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

For the year ended May 31, 2013, LMIS and its affiliates retained sales charges of $460 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2013, CDSCs paid to LMIS and its affiliates were:

Class A
CDSCs	$125

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$55,889,702	$24,169,533
Sales	73,621,103	30,496,748

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,608,040
Gross unrealized depreciation	(4,460,775)
Net unrealized depreciation	$(2,852,735)

42	Western Asset Adjustable Rate Income Fund 2013 Annual Report

During the year ended May 31, 2013, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of May 31, 2012	61,364,000	$258,496
Options written	—	—
Options closed	(61,364,000)	(258,496)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of May 31, 2013	—	—

At May 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	4	9/13	$492,943	$489,656	$(3,287)
Contracts to Sell:
U.S. Treasury 2-Year Notes	78	9/13	17,174,278	17,170,969	3,309
Net unrealized gain on open futures contracts					$22

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$3,309

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$3,287

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Written options	$243,768
Futures contracts	(9,312)
Total	$234,456

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Written options	$(193,372)
Futures contracts	6,507
Total	$(186,865)

During the year ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$19,370
Futures contracts (to buy)	496,752
Futures contracts (to sell)	17,194,031

†	At May 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$360,152	$27,109
Class B†	1,273	786
Class C*	1,795	479
Class C1	407,891	57,582
Class I	—	9,790
Total	$771,111	$95,746

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

*	For the period August 1, 2012 (inception date) through May 31, 2013.

44	Western Asset Adjustable Rate Income Fund 2013 Annual Report

For the year ended May 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B†	—
Class C*	$310
Class C1	—
Class I	—
Total	$310

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

*	For the period August 1, 2012 (inception date) through May 31, 2013.

6. Distributions to shareholders by class

	Year Ended May 31, 2013	Year Ended May 31, 2012
Net Investment Income:
Class A	$1,123,217	$1,628,912
Class B†	—	695
Class C*	105	—
Class C1	114,934	292,887
Class I	134,049	188,675
Total	$1,372,305	$2,111,169

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

*	For the period August 1, 2012 (inception date) through May 31, 2013.

7. Shares of beneficial interest

At May 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	730,591	$6,511,773	697,781	$6,048,912
Shares issued on reinvestment	123,609	1,098,759	185,046	1,598,189
Shares repurchased	(2,541,473)	(22,560,884)	(3,060,646)	(26,418,330)
Net decrease	(1,687,273)	$(14,950,352)	(2,177,819)	$(18,771,229)

Class B†
Shares sold	1,419	$12,218	3,772	$31,548
Shares issued on reinvestment	—	—	73	609
Shares repurchased	(37,969)	(328,244)	(23,956)	(201,094)
Net decrease	(36,550)	$(316,026)	(20,111)	$(168,937)

Western Asset Adjustable Rate Income Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class C*
Shares sold	52,660	$469,252	—	—
Shares issued on reinvestment	11	105	—	—
Shares repurchased	(4,342)	(38,852)	—	—
Net increase	48,329	$430,505	—	—

Class C1♦
Shares sold	65,568	$573,881	290,101	$2,498,250
Shares issued on reinvestment	12,644	111,691	33,211	285,091
Shares repurchased	(1,224,097)	(10,830,816)	(2,221,808)	(19,123,744)
Net decrease	(1,145,885)	$(10,145,244)	(1,898,496)	$(16,340,403)

Class I
Shares sold	461,825	$4,120,283	508,307	$4,368,401
Shares issued on reinvestment	14,707	130,565	21,196	182,680
Shares repurchased	(337,454)	(3,005,008)	(807,071)	(6,958,874)
Net increase (decrease)	139,078	$1,245,840	(277,568)	$(2,407,793)

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

*	For the period August 1, 2012 (inception date) through May 31, 2013.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C1	Class I
Daily 6/28/2013	$0.003685	$0.000017	$0.005105

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$1,372,305	$2,111,169

As of May 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$159,879
Capital loss carryforward*	(34,414,027)
Other book/tax temporary differences(a)	(57,338)
Unrealized appreciation (depreciation)(b)	(2,852,713)
Total accumulated earnings (losses) — net	$(37,164,199)

46	Western Asset Adjustable Rate Income Fund 2013 Annual Report

*	As of May 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(13,335,686)**
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)
5/31/2016	(2,860,722)
5/31/2018	(7,083,430)
5/31/2019	(2,125,046)
$(34,414,027)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference book/tax cost differences in the treatment of certain securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

Western Asset Adjustable Rate Income Fund 2013 Annual Report	47

Notes to financial statements (cont’d)

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

48	Western Asset Adjustable Rate Income Fund 2013 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Adjustable Rate Income Fund (formerly Legg Mason Western Asset Adjustable Rate Income Fund) (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Adjustable Rate Income Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 19, 2013

Western Asset Adjustable Rate Income Fund 2013 Annual Report	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Adjustable Rate Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

50	Western Asset Adjustable Rate Income Fund

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Western Asset Adjustable Rate Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

52	Western Asset Adjustable Rate Income Fund

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee	None

Western Asset Adjustable Rate Income Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

54	Western Asset Adjustable Rate Income Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Adjustable Rate Income Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

56	Western Asset Adjustable Rate Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2013:

Record Date:	Daily	Daily
Payable Date:	June 2012 through December 2012	January 2013 through May 2013
Interest from Federal Obligations	3.49%	3.41%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Adjustable Rate Income Fund	57

Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/13 SR13-1967

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2012 and May 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,600 in 2012 and $55,300 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,400 in 2012 and $7,200 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Income Trust

Date: July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Income Trust

Date: July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett Principal Financial Officer
Legg Mason Partners Income Trust

Date: July 25, 2013